Exhibit 10.151

                                                  Purchase Order No. 4500327526
                                                  Purchase Order Date: 5/16/2006

Please Deliver To:
See Line Item for delivery Instructions

Vendor Name / Address:                      Please Bill To:
HiEnergy Technologies, Inc.                      Commonwealth of Pennsylvania
1601 Alton Parkway Unit B                        PEMA 27530
Irvine, CA 92606-4801                            PP&R Comptroller Office
(949) 757-1477                                   PO Box 8005
                                                 Harrisburg, Pennsylvania 17105

                              Payment Terms: NET 30

Item     Material/Svcs         Qty      UOM Delivery Date        Price     Per Unit     Total
         Description

00010    Package           8        EA      6/29/2006            19,800     EA          158,400
         Item Text: Extended full servicing and maintenance package 1 year

00020    Program           4        EA      6/29/2006             9,400       EA         37,600
         Item Text: Extended radiation safety, training, and licensing program 1 year

00030    Kit               1        EA      6/29/2006             4,000       EA          4,000
         Item Text: SIEGMA-Spare part kit

Material PO Test: Quotation is on file...

Shipping Instruction: Deliver to:
                              Southeastern Pennsylvania Transportation Authority
                              ATTN: Capt. John Wenke
                              1234 Market Street, 4th Floor
                              Philadelphia, PA 19107

Please call Captain John Wenke at (215) 580-7860, 48 hours before delivery

Specify if loading dock is not available or any other special situations.

                       General Requirements for All Items

Header Text:

Grant Reimbursement Number: GR-410022344

Quotation: SIEGMA 3E3 Sean Moore

Shipping Instructions:

Traceable-Freight / Proof of Delivery

The vendor will ship the products on this Purchase Order via Traceable Freight. In order to assure prompt payment, the Vendor will include a packing list which includes the State Purchase Order number and shall individually list each line item and quantity being delivered.

Upon delivery, the shipper will obtain the signature and printed name and telephone number of the person receiving the goods, on the Packing List.

This Packing List, once returned to the Vendor, will be forwarded with the invoice for payment.

Only one (1) Packing list and invoice shall be provided per destination.

Partial Shipments are not authorized unless prior arrangements are made with PEMA.

Please contact the destination at the provided number 48 hours prior to delivery to make arrangements for delivery. Items requiring a loading dock or forklift may require special handing in some locations.

DO NOT SUBSTITUTE: No substitutions are authorized and will be cause for cancellation of the Purchase Order and return of the material to the Vendor, freight collect.

SHELF LIFE ITEMS: All items shall be of new manufacture. Surplus of remanufactured material is not authorized. Items with a manufacturer's shelf life must have a minimum of 80 percent of their shelf life remaining at the time of delivery. Failure shall be cause of return.

All prices are FOB destination, unless stated elsewhere in the Purchase order.

*** NO FURTHER INFORMATION FOR THIS PO***

Quotation#
Quotation Date:
                                                                Currency: USD

                                                                 200,000.00

                                                            ***TOTAL NET VAUE***